Exhibit 99.1

Custom Truck One Source Announces CEO Transition Plan

KANSAS CITY, Mo., Dec. 7, 2022—(BUSINESS WIRE)—Custom Truck One Source, Inc. (“Custom Truck One Source,” “CTOS,” or the “Company”) (NYSE: CTOS) today announced Fred Ross’s retirement from his position as Chief Executive Officer (“CEO”) effective March 20, 2023 and the Company’s Board of Directors’ unanimous approval of the promotion of Ryan McMonagle, the Company’s current President and Chief Operating Officer, to succeed Fred Ross as CEO effective upon his retirement.

As part of the Board’s succession plan, Mr. Ross is expected to continue his employment with the Company as Founder and will continue to serve as a member of the Company’s Board of Directors. In his role as Founder, Mr. Ross will assist with the transition of leadership to Mr. McMonagle and continue to work on special projects.

“The leadership transition plan that the Board has put in place leverages the strengths of the entire executive team and assures that the strategic vision of the Company will move forward unabated. Ryan is a proven and capable leader, a strategic thinker and a strong motivator who brings a demonstrated knowledge of CTOS to the CEO role. The Board is looking forward to CTOS’s continued growth and prosperity under his leadership,” said Marshall Heinberg, Chairman of the Company’ Board of Directors. “On behalf of the Board of Directors, I want to thank Fred for his numerous years of service to Custom Truck One Source. The business he and his family built has served as the cornerstone for what the Company is today,” Heinberg added.

“Building Custom Truck One Source into the business that it is today has been one of the greatest accomplishments of my life. Leading our employees and serving our customers is something I have been passionate about my entire career. I have worked with Ryan for more than seven years, and I am confident in his leadership abilities and in the entire team that is in place,” said Fred Ross.

Mr. McMonagle joined Custom Truck One Source as the Company’s Chief Financial Officer in 2015. He has worked closely with Fred and the rest of the executive team over the past several years as an integral contributor to the Company’s growth. Mr. McMonagle was named Chief Operating Officer in 2017 and assumed the additional role of President in 2021.

“I am deeply honored to have the opportunity to build on the enduring legacy that Fred has created as CEO of Custom Truck One Source. I am humbled to lead CTOS and our amazing employees, who are the heart and soul of this company. As CEO, I want to continue building our well-known reputation for serving our customers, to create more opportunities for our employees to grow and develop and to push forward our objective of continuing to establish Custom Truck One Source as the leading provider of specialized trucks and heavy equipment solutions in North America,” said Ryan McMonagle.

ABOUT CUSTOM TRUCK ONE SOURCE

Custom Truck One Source is a leading provider of specialized truck and heavy equipment solutions to the utility, telecommunications, rail and infrastructure markets in North America. The Company’s solutions include rentals, sales, aftermarket parts, tools, accessories and service, equipment production, manufacturing, financing solutions, and asset disposal. With vast equipment breadth, the Company’s team of experts service its customers across an integrated network of locations across North America. For more information, please visit customtruck.com.

FORWARD-LOOKING STATEMENTS

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended, and within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in this press release. This press release is based on certain assumptions that the Company’s management has made in light of its experience in the industry, as well as the Company’s perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate under the circumstances and at such time. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. Many factors could affect the Company’s actual performance and results and could cause actual results to differ materially from those expressed in this press release. Important factors, among others, that may affect actual results or outcomes include: difficulty in integrating Nesco Holdings, Inc. and Custom Truck One Source, L.P. (“Custom Truck LP”) businesses and fully realizing the anticipated benefits of the Acquisition (as defined below), as well as significant transaction and transition costs that we will continue to incur following the acquisition by Nesco Holdings II, Inc. of Custom Truck LP (the “Acquisition”); material disruptions to our operation and manufacturing locations as a result of public health concerns, including the COVID-19 pandemic, equipment failures, natural disasters, work stoppages, power outages or other reasons; the cyclical nature of demand for our products and services and our vulnerability to industry, regional and national downturns, which impact, among others, our ability to manage our rental equipment; our inability to obtain raw materials, component parts and/or finished goods in a timely and cost-effective manner, and our inability to manage our rental equipment in an effective manner; any further increase in the cost of new equipment that we purchase for use in our rental fleet or for our sales inventory; disruptions in our supply chain as a result of the ongoing COVID-19 pandemic; aging or obsolescence of our existing equipment, and the fluctuations of market value thereof; our inability to recruit and retain the experienced personnel, including skilled technicians, we need to compete in our industries; disruptions in our information technology systems or a compromise of our system security, limiting our ability to effectively monitor and control our operations, adjust to changing market conditions, and implement strategic initiatives; unfavorable conditions in the capital and credit markets and our inability to obtain additional capital as required; our dependence on a limited number of manufacturers and suppliers and on third-party contractors to provide us with various services to assist us with conducting our business; potential impairment charges; our exposure to various risks related to legal proceedings or claims, and our failure to comply with relevant laws and regulations, including those related to occupational health and safety, the environment, government contracts, and data privacy and data security; the interest of our majority stockholder, which may not be consistent with the other stockholders; our significant indebtedness, which may adversely affect our financial position, limit our available cash and our access to additional capital, prevent us from growing our business and increase our risk of default; our inability to attract and retain highly skilled personnel and our inability to retain our senior management; our inability to generate cash, which could lead to a default; significant operating and financial restrictions imposed by the Indenture and the ABL Credit Agreement; increases in unionization rate in our workforce; changes in interest rates, which could increase our debt service obligations on the variable rate indebtedness and decrease our net income and cash flows; the phase-out of LIBOR and uncertainty as to its replacement; and uncertainties relating to macroeconomic conditions. For a more complete description of these and other possible risks and uncertainties, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and its subsequent reports filed with the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements.

INVESTOR CONTACT

Brian Perman, Vice President, Investor Relations

844-403-6138

investors@customtruck.com